UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2018 (March 14, 2018)

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Liberty Avenue, Suite 1700 Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.02.           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2018, EQT Corporation (the Company) announced that Steven T. Schlotterbeck, President and Chief Executive Officer, resigned from the Company and stepped down from the Board of Directors (the Board), effective March 14, 2018, and that Mr. Schlotterbeck also resigned from his positions with the general partners of EQT GP Holdings, LP (EQGP), EQT Midstream Partners, LP (EQM) and Rice Midstream Partners LP (RMP). Mr. Schlotterbeck has stated that he resigned because he was unsatisfied with the amount of his compensation. The Company also announced that the Board appointed David L. Porges, the Chairman of the Board, as Interim President and Chief Executive Officer of the Company.  Mr. Porges will serve as Interim President and Chief Executive Officer until the Board elects a permanent President and Chief Executive Officer.

Mr. Porges, age 60, has served the Company as Chairman of the Board since March 1, 2018; as Executive Chairman from March 2017 through February 2018; as Chairman and Chief Executive Officer from December 2015 through February 2017; and as Chairman, President and Chief Executive Officer from May 2011 to December 2015.  Mr. Porges is also the Chairman of the Board of Directors of EQT GP Services, LLC, the general partner of EQGP (the EQGP General Partner), since January 2015; EQT Midstream Services, LLC, the general partner of EQM (the EQM General Partner), since January 2012; and Rice Midstream Management LLC, the general partner of RMP, since November 2017.  Mr. Porges was also the President and Chief Executive Officer of the EQGP General Partner from January 2015 through February 2017 and the EQM General Partner from January 2012 through February 2017.  As of December 31, 2017, the Company held a 90.1% limited partner interest and the non-economic general partner interest in EQGP and a 28.1% limited partner interest, all incentive distribution rights and the non-economic general partner interest in RMP; and EQGP held a 1.8% general partner interest, all incentive distribution rights and a 26.6% limited partner interest in EQM.

While serving as Executive Chairman on March 1, 2017, Mr. Porges received a base salary of $850,000 per year.  During this period, he also continued to vest in the long-term incentive awards that he held as of March 1, 2017, but he did not receive a new short- or long-term incentive opportunity in respect of his service as Executive Chairman.  As of the date of this filing, no changes have been made to Mr. Porges’ compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION
(Registrant)

By:	/s/ Robert J. McNally
	Name:	Robert J. McNally
	Title:	Senior Vice President and Chief Financial Officer

Date: March 20, 2018